UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2025

MOODY NATIONAL REIT II, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55778	47-1436295
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9655 Katy Freeway, Suite 600

Houston, Texas, 77024

(Address of principal executive offices, including zip code)

(713) 977-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 None(17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.	REGULATION FD DISCLOSURE.

On February 5, 2025, Moody National REIT II, Inc. (the “Company”) distributed to financial advisors, and posted on the Company’s website, a video statement from Brett C. Moody, the Company’s Chief Executive Officer and President, regarding the Company’s properties and operations. A transcript of the video is attached hereto as Exhibit 99.1. A recording of the audio from the video is also available toll-free at (855) 591-0630.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filings made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.

Exhibit No.	Description
99.1	Transcript of Video Statement from Brett C. Moody

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 5, 2025	MOODY NATIONAL REIT II, INC.

	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President